Related party transactions	12 Months Ended
Dec. 31, 2022
Disclosure of transactions between related parties [abstract]
Related party transactions
30. Related party transactions
The Group enters into transactions with its associate undertakings. The Group has continuing transactions with Kantar, including sales, purchases, the provision of IT services, subleases and property related items.
In the year ended 31 December 2022, revenue of £88.3 million (2021: £117.2 million) was reported in relation to Compas, an associate in the USA, and revenue of £42.7 million (2021: £11.3 million) was reported in relation to Kantar. All other transactions in the years presented were immaterial.
The following amounts were outstanding at 31 December:

	2022	2021
	£m	£m
Amounts owed by related parties
Kantar	26.1	30.3
Other	62.4	45.7
	88.5	76.0
Amounts owed to related parties
Kantar	(10.5)	(6.2)
Other	(65.2)	(51.4)
	(75.7)	(57.6)